OnTrack Core Fund

Advisor Class Shares OTRGX

SUMMARY PROSPECTUS

May 1, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at http://www.ontrackcore.com/funddocuments. You can also get this information at no cost by calling 1-855-747-9555, emailing ontrack@advisorspreferred.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Adviser: 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: 85 Chanteclaire Circle Gulf Breeze, FL 32561

Investment Objective: OnTrack Core Fund (the “Fund”) seeks total return while keeping the Fund’s volatility and downside risk below that of major equity market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	2.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.01%
Acquired Fund Fees and Expenses(1)	0.89%
Total Annual Fund Operating Expenses	3.65%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$367	$1,117	$1,888	$3,906

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

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Principal Investment Strategies: The Fund’s Adviser delegates execution of the Fund’s investment strategy to the Sub-Adviser. The Sub-Adviser will use a flexible investment approach that emphasizes capital preservation but allows the portfolio managers to adopt a less conservative posture and to increase emphasis on capital appreciation when they believe the additional risk is warranted by favorable market conditions. The Sub-Adviser seeks to achieve the Fund’s investment objective by investing long-or-short primarily in stocks, bonds and commodities using the sub-adviser’s technical and risk control strategies. However, the Sub-Adviser may choose to not allocate Fund assets to each group, depending upon market conditions. The Sub-Adviser executes stock investments primarily through (1) individual stocks, (2) stock mutual funds, (3) stock exchange-traded funds (“ETFs”), (4) swap contracts on individual stocks, stock mutual funds and ETFs (5) stock index-based and sector-based futures contracts and (6) limited partnerships and limited liability companies (“pooled vehicles”). The Sub-Adviser executes bond investments primarily through (1) bond mutual funds, (2) bond ETFs and swap contracts on individual bond mutual funds and ETFs, and (3) pooled vehicles. The Sub-Adviser executes commodity investments primarily through (1) commodity ETFs, (2) commodity-linked exchange-traded notes (“ETNs”), (3) commodity-linked structured notes and (4) commodity futures contracts. The Fund limits its investment in privately placed pooled vehicles that are commonly known as hedge funds and excluded from the definition of investment company under Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940, as amended, (the “1940 Act”) to no more than 10% of Fund assets. The Fund may invest 100% of its assets in ETFs and or mutual funds. The Sub-Adviser seeks total return from capital appreciation and income from both dividends and interest payments.

The Fund invests without restriction as to issuer or counterparty country or capitalization and without restriction as to bond credit quality, maturity, issuer type or structure. These investments may include significant allocations to lower quality rated corporate debt commonly known as “junk bonds.” Junk bonds are generally rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Ratings Group (“S&P”). Bonds include mortgage-backed securities (“MBS”). The Sub-Adviser may invest in foreign countries including emerging markets. However, the Sub-Adviser focuses primarily on U.S. investments. The Sub-Adviser uses derivatives as substitutes for underlying assets and for risk management. The Fund does not invest more than 25% of its assets in swap contracts with any one counterparty. The sub-Adviser takes short positions when it believes a specific asset or asset class will decline in price or to manage (hedge) the price risk of the long positions in the Fund’s portfolio. When the Sub-Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Sub-Adviser engages in frequent trading to achieve the Fund’s investment objective, which results in turnover in excess of 100%. The Fund may, but is not required to be, fully invested; it may also be 100% in money market funds or other money market instruments as a defensive measure.

The Fund may use leverage achieved through the use of swaps and futures, as well as bank borrowings, and other instruments to leverage the returns of the Fund’s portfolio to take advantage of market opportunities. However, these instruments may also be used for hedging purposes.

The Sub-Adviser’s technical strategy is based on a form of technical analysis known as “chart analysis” that attempts to invest in up-trending assets that are expected to produce above average risk-adjusted returns. Up-trending assets are those with generally rising prices and down-trending assets are those with generally falling prices. The Sub-Adviser also uses this technique to take short positions in down-trending assets. The Sub-Adviser defines risk as expected return volatility and expected downside loss. Expected downside loss is also referred to as downside risk or drawdown risk.

The Sub-Adviser invests long in assets that it believes have up-trending prices and relatively attractive risk-adjusted returns; and invests short in assets that it believes have down-trending prices and relatively unattractive risk-adjusted returns, or to hedge portfolio risks. The Sub-Adviser sells long positions when it believes price trends or risk trends have become unattractive. The Sub-Adviser covers (buys back) short positions when price trends have turned neutral or up-trending, or risk trends have turned neutral, or when hedging is no longer needed.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in mutual funds, ETFs, and pooled vehicles.

Management Risk: The Sub-Adviser’s reliance on its strategies and judgments about the attractiveness, value and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.

Bond Risk: Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened. The credit quality of securities may be lowered if an issuer’s financial condition deteriorates, and issuers may default on their interest and/or principal payments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

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Derivatives Risk: Derivatives are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Short positions are subject to potentially unlimited liability. Over the counter derivatives, such as swaps, are subject to counterparty default. Leverage inherent in derivatives, including futures contracts, will tend to magnify the Fund’s losses.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Risk: The NAV of the Fund will fluctuate based on changes in the value of the equity securities (common and preferred stocks) in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. Preferred stocks typically decline in value when interest rates rise. Preferred stocks are also subject to credit risk because of the possibility that an issuer fail to make its preferred stock dividend payments.

Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to reorganization proceeding may become worthless and are illiquid.

Leverage Risk: Derivatives magnify losses because they require only a small investment relative to their notional amount. Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.

Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US and international investment markets. Additionally, unexpected local, regional , or global events, such as war; acts of terrorism; financial, political, or social disruptions; natural, environmental, or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.

Municipal Securities Risk: Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

Mortgage-Backed Security (“MBS”) Risk: MBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity.

Mutual Fund Risk, ETF Risk, ETN Risk and Pooled Vehicle Risk: Mutual funds, ETFs, ETNs and pooled vehicles involve duplication of investment advisory fees and certain other expenses. ETFs and ETNs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Pooled vehicles will not have all the protections of the 1940 Act such as governance standards, limits on leverage and fees including the structure of performance-based managed fees.

Short Position Risk: The Fund’s short positions may result in a loss if the price of the short position instruments rise, and it costs more to cover the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited.

Small and Medium Capitalization Stock Risk: The value of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.

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Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Advisor Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Advisor Class shares over time to the performance of a broad-based market index and two supplemental indexes. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.advisorspreferred.com or by calling 1-855-747-9555.

Advisor Class Performance Bar Chart

For Calendar Years Ended December 31:

Best Quarter	6/30/2020	17.12%
Worst Quarter	12/31/2018	(4.93)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2020)

Advisor Class	1 Year	Five Years	Since Inception(1)
Return Before Taxes	3.76%	7.57%	5.23%
Return After Taxes on Distributions	1.38%	6.04%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	5.20%	3.29%
Bloomberg U.S. 1-3 Month Treasury Bill Index(2) (reflects no deduction for fees, expenses or taxes)	0.04%	1.08%	0.67%
Bloomberg U.S. Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	(1.54)%	3.57%	3.25%
S&P 500 Total Return Index(4) (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.96%

(1)      The inception date of the Fund’s Advisor Class Shares is June 21, 2013.

(2)      The Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index.

(3)      The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed market securities, including government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.

(4)      The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Investment Adviser: Advisors Preferred LLC (the “Adviser”)

Sub-Adviser: Price Capital Management, Inc. (the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: Michael L. Price, President of the “Sub-Adviser, and W. Lee Harris, Jr., Chief Compliance Officer of the sub-adviser have served the Fund as its portfolio managers since it commenced operations in 2013.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone. The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. The Fund, Adviser or Sub-Adviser may waive any investment minimum.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, These Dividend and Capital Gain Distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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